SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 2, 2004


                                  eGames, Inc.
             (Exact name of registrant as specified in its charter)


Pennsylvania                            0-27102                 23-2694937
------------                            -------                 ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
 of incorporation)                                          Identification No.)





2000 Cabot Blvd. West, Suite 110, Langhorne, PA                  19047-1833
-----------------------------------------------                  ----------
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (215) 750-6606


                    -----------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

On August 2, 2004, eGames, Inc. issued a press release announcing the date that it expects to release its financial results for the fiscal year ended June 30, 2004, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.

Item 7(c). Exhibits

Exhibit
Number                             Description
---------                        ---------------

99.1                    Press Release dated August 2, 2004


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      eGames, Inc.


                                      By: /s/ Thomas W. Murphy
                                          ------------------------------------
                                          Thomas W. Murphy, Vice President and
                                          Chief Financial Officer
Dated: August 4, 2004

                                                                   EXHIBIT 99.1

At eGames, Inc.
---------------
Jerry Klein, President & CEO
(215) 750-6606 (Ext. 118)
Tom Murphy, Vice President & CFO
(215) 750-6606 (Ext. 113)

For Immediate Release

                 eGames To Release Fiscal 2004 Financial Results
                   And Host Conference Call On August 9, 2004

Langhorne, PA - August 2, 2004 - eGames, Inc. (OTCBB: EGAM), a publisher of Family Friendly(TM), affordable consumer entertainment PC software games, today announced that it plans to release its financial results for the three and twelve months ended June 30, 2004 on August 9, 2004, before the financial markets open.

In conjunction with this release, eGames will host a conference call on August 9, 2004 at 11:00 a.m. Eastern Time to review its fiscal 2004 financial results. Interested parties can listen live to the conference call by accessing the Webcast at the Internet address listed below, beginning ten minutes prior to the start of the call.

                            Conference Call Details:
                            ------------------------
                            Monday, August 9th, 2004
                             11:00 a.m. Eastern Time
      Webcast: http://www.irconnect.com/primecast/04/q1/egam_fiscal_04.html
               ------------------------------------------------------------

Beginning two hours following the call's conclusion, a replay of the conference call will be available through August 12th, 2004 by dialing (706) 645-9291 and entering the Conference ID 8905764. A replay of the conference call will be available on the Internet at
http://www.irconnect.com/primecast/04/q1/egam_fiscal_04.html through September
------------------------------------------------------------
6th, 2004.


About the Company:
------------------
eGames, Inc., headquartered in Langhorne, PA, publishes and markets a diversified line of Family Friendly(TM), affordable consumer entertainment PC software games. The Company promotes the eGames(TM) brand in order to generate customer loyalty, encourage repeat purchases and differentiate eGames software products to retailers and consumers. eGames also publishes and markets RealAge(R) Games & Skills, a collection of PC software activities and games designed to help build and maintain mental sharpness. RealAge Games & Skills also provides information and knowledge about aging gathered from over twenty-five years of research funded by the National Institute on Aging. Additional information regarding eGames, Inc. and RealAge Games & Skills can be found at www.egames.com and www.realagegames.com respectively. eGames--Where the "e" is for Everybody!(R)

Forward-Looking Statement Safe Harbor:
--------------------------------------
This press release contains a forward-looking statement regarding the date the Company expects to release information about its fiscal 2004 fourth quarter and year-end financial results and to conduct a conference call and Webcast. The actual date the Company announces its fiscal 2004 fourth quarter and year-end financial results is subject to change and may be subject to factors beyond the Company's control. These factors include, but are not limited to, the completion of the audit of the Company's financial statements for the three and twelve months ended June 30, 2004, and other risks and uncertainties included under the heading "Risk Factors" in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003 and Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004 filed with the Securities and Exchange Commission.